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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-KSB, into the Company's previously filed FORM S-8 REGISTRATION STATEMENT NO. 333-70301, 333-89436, 33-89438, 33-89440,
33-97648 and 33-97650 and Form S-3 Registration Statement Nos. 333-84367, 33-25321, 33-58334-FW, 33-91278, 33-97646, 33-05025, 333-47781 and 333-69363.


/s/ ARTHUR ANDERSEN LLP

Dallas, Texas
  March 30, 2000